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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 7, 2000 included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-90965, 333-94317 and 333-312420 on Form S-8.

                                       /s/ ARTHUR ANDERSEN LLP

San Jose, California
March 30, 1999